Dated the 22nd day of April, 2010

WELL TALENT TECHNOLOGY LIMITED
("the Lender")

and

BIOPACK ENVIRONMENT LIMITED
("the Borrower")

and

LAU KIN CHUNG
("the Guarantor")

****

LOAN AGREEMENT

****

THIS LOAN AGREEMENT is made the 22nd day of April, Two Thousand and Ten

BETWEEN:-

(1) **WELL TALENT TECHNOLOGY LIMITED**, a company incorporated in the British Virgin Islands with company number 1048655 whose registered office is situate at Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands ("**the Lender**");

(2) **BIOPACK ENVIRONMENTAL LIMITED**, a company incorporated in Hong Kong with company number 1010385 whose registered office is situate at Room 1302, 13th Floor, Enterprises Centre, 4 Hart Avenue, Tsimshatsui, Kowloon, Hong Kong ("**the Borrower**"); and

(3) **LAU KIN CHUNG** (Holder of Hong Kong Identity Card No.E953096(0)) of Room 1302, 13th Floor, Enterprises Centre, 4 Hart Avenue, Tsimshatsui, Kowloon, Hong Kong ("**the Guarantor**").

NOW THIS LOAN AGREEMENT WITNESSETH as follows: -

1. The Loan

The Lender agrees to lend to the Borrower the sum of **HONG KONG DOLLARS TWO MILLION ONLY (HK$2,000,000.00)** ("**the Loan**") on terms and conditions herein contained.

2. Term of the Loan

(a) The Lender shall have an overriding right to terminate or demand repayment of the Loan or any part thereof at any time at the Lender's absolute discretion upon written notice given by the Lender to the Borrower.

(b) Subject to the Lender's overriding right to demand repayment of the Loan or any part thereof from time to time at its discretion upon notice, the Loan together with interest shall be fully repaid by the Borrower to the Lender on the Business Day falling on six (6) months from the date of draw-down of the Loan by the Borrower or another three (3) months extension subject to the mutual agreement between the Borrower and the Lender ("**Final Repayment Date**").

(c) In this Agreement, "**Business Day**" or "**Business Days**" shall mean any day or days (excluding Saturdays in all events) on which licensed banks in Hong Kong are generally open for business.

3. Repayment of the Loan

(a) Subject to the Lender's overriding right of repayment on demand, the Borrower shall repay the Loan on the Final Repayment Date.

(b) Upon draw-town of the Loan, the Borrower shall furnish to the Lender a post-dated cheque dated the date of the Final Repayment Date for the full amount of the Loan payable in favour of the Lender duly signed by the Borrower

4. Interest Rate

The interest rate for the Loan shall be at the rate of Nil for first six months from the date of draw-down of the Loan and 1% per month after the above period.

5. Guarantee

The Guarantor being a director of the Borrower and for valuable consideration received hereby unconditionally and irrevocably guarantees to the Lender by way of continuing guarantee the full and punctual repayment by the Borrower of the Loan to the Lender and the due and punctual performance by the Borrower of all its obligations under this Loan Agreement and the obligations of the Guarantor towards the Lender under this Loan Agreement shall not in anyway be released unless and until all money owed and payable by the Borrower to the Lender under this Loan Agreement has been fully settled and accounted for.

6. Event of Default

Notwithstanding anything herein mentioned, upon occurrence of any of the following events, the Loan together with all amount due and payable by the Borrower hereunder and all interest (including default interest accrued and all other moneys) obligations and liabilities not otherwise so repayable shall immediately become payable without demand: -

(a) the Borrower fails to pay the Loan or any sum due in respect of the Loan on its

stipulated due dates for payment or in respect of a sum which is payable on demand, upon demand being made, whether in respect of principal, interest or otherwise;

(b) the Borrower or the Guarantor shall (i) apply for consent to the appointment of a receiver or trustee of any other property owned by the Borrower or the Guarantor or a receiver, trustee or liquidator of the Borrower or the Guarantor or al all or a substantial part of the assets of the Borrower or the Guarantor is appointed (ii) be unable or admit in writing its inability to pay its debts as they mature (iii) make a general assignment for the benefit of its creditors (iv) be adjudicated or found a bankrupt or insolvent or (v) enter into any composition or other arrangement with its creditors; or any event analogous to any of the foregoing shall occur with respect to any party to any document which may be provided to the Lender by way of security or guarantee for the repayment of the Loan;

(c) there is step taken by any person for the dissolution or winding up (except for the purpose of and followed by a reconstruction, amalgamation or reorganization on terms approved by the Lender before that step is taken)of the Borrower or the Guarantor if the Borrower or the Guarantor is a limited company incorporated in Hong Kong and there is step taken by any person for the bankruptcy of the Borrower or the Guarantor if the Borrower or the Guarantor is an individual; and

(d) there is action or proceeding in or before any court or authority commenced against the Borrower or the Guarantor and not withdrawn or dismissed within 30 days unless in the opinion of the Lender such action or proceeding does not or could not have a material adverse effect on the Borrower or the Guarantor.

7. Conclusive Statement of Account

A certificate by any one of the officers of the Lender as to the amount due and payable by the Borrower to the Lender at any time hereunder, save far manifest error, shall be binding on the Borrower and conclusive evidence thereof.

8. Assignment

(a) The Borrower shall not assign, transfer or dispose of all or part of its benefit, liabilities and obligations hereunder without prior written consent of the Lender.

(b) The Guarantor shall not assign, transfer or dispose of all or part of its benefit,

liabilities and obligations hereunder without the prior written consent of the Lender.

(c) The Lender may assign all or any part of its rights, benefit, claims and obligations hereunder to any third party at its sole and absolute discretion think fit without the need to obtain any consent from the Borrower or the Guarantor.

(d) The Lender may disclose to a potential assignee or any other person proposing to enter into contractual arrangement with the Lender in relation to the Loan or the guarantee provided by the Guarantor under Clause 5 of this Loan Agreement such information of the Borrower or the Guarantor as the Lender may in its sole and absolute discretion thinks fit.

9. Waiver

No delay or emission on the part of the Lender in exercising any right, power, privilege or remedy available to the Lender shall impair such right, power, privilege or remedy, or be construed as a waiver of it, not shall any single or partial exercise of any such right, power, privilege or remedy preclude any further exercise of it or the exercise of any right, power, privilege or remedy. The right, power, privilege or remedies provided by the Guarantor under Clause 5 of this Loan Agreement are cumulative of any rights, power, privilege or remedy provided by law.

10. Notice

Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the parties shall be deemed to have been given:
(a) in the case of notice by telex or facsimile, when sent;

(b) In the case of notice given by cable, twenty-four (24) hours after delivery to the cable company; and

(c) In the case of notice by letter, twenty-four (24) hours after posting of the letter by prepaid registered local post or seven (7) days after posting of the letter by prepaid registered airmail post, in each case addressed to the parties at their respective addresses as above stated.

11. Law and Jurisdiction

This Loan Agreement shall be governed by the laws of Hong Kong and the Borrower and the Guarantor hereby irrevocably agree that any legal action or proceedings in connection with this Loan Agreement may be brought in the Hong Kong courts or in the courts of any other country chosen by the Lender, each of which shall have jurisdiction to settle any disputes arising out of, or in connection with, this Loan Agreement. The Borrower and the Guarantor hereby irrevocably and unconditionally submit to the jurisdiction of the Hong Kong court and the courts of any other country chosen by the Lender.

12. Miscellaneous

(a) This Loan Agreement shall be in addition to and shall not in any way affect or discharge or prejudice any other undertakings, agreement, right, liens, collateral and/or securities whether now or at any time hereafter held by the Lender whether from the Borrower or the Guarantor or any other third party or parties nor vice versa should this Loan Agreement be discharged, prejudiced or affected thereby;

(b) If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable, in any respect under the laws of any jurisdiction, neither the legality, validity or enforceability of such a provision under the laws of other jurisdictions, nor the legality, validity or enforceability of the remaining provisions hereof shall in any way be affected or impaired thereby.

(c) In this Loan Agreement, clauses headings are inserted for convenience only and shall not affect the construction of the clauses. Where the context so permits or requires, reference to the singular shall include the plural and vice versa and reference to the masculine gender shall include the feminine gender and he neuter gender.

IN WITNESS whereof the parties have caused this Loan Agreement to be duly executed on the day and the year first above written.

Signed by the Lender:-

____

WELL TALENT TECHNOLOGY LIMITED

Signed by the Borrower: -

/S/ Lau Kin Chung

BIOPACK ENVIRONMENTAL LIMITED

Signed by the Guarantor: -

/S/ Lau Kin Chung

LAU KIN CHUNG

Signed by the witness to the execution of the Lender, the Borrower and the Guarantor:-

____

TSO HON SAI BOSCO, Solicitor HKSAR